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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report October 29, 2002
Landmark Bancorp, Inc. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
0-33203	43-1930755
(Commission File Number)	(I.R.S. Employer Identification Number)
800 Poyntz Avenue, Manhattan, Kansas	66502
(Address of principal executive offices)	(Zip Code)
(785) 565-2000 (Registrant's telephone number, including area code)

Item 5.    Other Information

        On October 29, 2002, Landmark Bancorp, Inc. issued a press release announcing its results for the quarter and nine months ended September 30, 2002, and its declaration of a cash dividend to its shareholders. The press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements of Business Acquired.

    None.

  (b)
  Pro Forma Financial Information.

    None.

  (c)
  Exhibits.

            99.1    News Release dated October 29, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK BANCORP, INC.
Dated: October 29, 2002	By:	/s/ Mark A. Herpich Mark A. Herpich Vice President, Secretary, Treasurer and Chief Financial Officer

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  Item 5. Other Information
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES